OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden
hours per response…..…18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number __811-21873___

AMERICAN VANTAGE COMPANIES
(Exact name of registrant as specified in charter)

PO Box 81920, Las Vegas Nevada	89180
(Address of principal executive offices)	(Zip code)

JAY H. BROWN, 520 S. FOURTH ST., LAS VEGAS, NV  89101
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (702)  227-9800

Date of fiscal year end:  DECEMBER 31, 2008

Date of reporting period:  DECEMBER 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

TABLE OF CONTENTS

ANNUAL REPORT

TO STOCKHOLDERS

DECEMBER 31, 2008

PRESIDENT’S LETTER

To Our American Vantage Companies’ Stockholders:

Today’s economic difficulties may be pervasive, complex and confusing, but how we as a Board, management team and Company respond to these challenges is integral to the core tenacity required to triumph.  Winston Churchill stated that “the pessimist sees difficulty in every opportunity.  The optimist sees the opportunity in every difficulty.”

2008 had its ‘difficulties’, but it also offered stark new challenges and opportunities.

Border Grill Las Vegas restaurant remodel — During May 2007, the Mandalay Bay Resort and Casino on the Las Vegas “Strip”, (now owned by MGM/Mirage) extended the Border Grill Las Vegas restaurant lease through June 2021.  As a condition of the lease extension, in April 2008, the Border Grill began a $2,500,000 remodeling project.  As a business precaution against unanticipated remodeling costs, in September 2007, we and our restaurant partners agreed to temporarily suspend distributions.

The restaurant reopened as planned during the first week of September 2008.  However, tourism to Las Vegas during the third quarter of 2008 was at one of the gaming industry’s lowest levels followed by the holiday season which is historically a slow period for Las Vegas.  As a result, except for a May 2008 distribution of $319,000, since September 2007, the Company has not received distributions from its investment in the restaurant.

The Border Grill Las Vegas restaurant does have the advantage of being located directly across the corridor from the Mandalay Bay Resort and Casino 1.7 million square foot convention center and events area.  And, with the increase in conventions during January 2009, the Border Grill Las Vegas restaurant operations also began increasing and cash flow has been positive.  The timing is still unknown, but we do expect distributions from the Restaurant to resume during 2009.

Candidates on Demand Group, Inc. – Deepening global labor reductions throughout 2008 and into 2009 had a significant impact on the Company’s national temporary placement and recruitment operations.  During 2008, the Company provided working capital loans totaling approximately $687,000 to Candidates on Demand Group, Inc. (“CODGI”), but with no foreseeable change in world economies, we confronted a difficult decision by the end of 2008.

During January 2009 we announced the restructuring of CODGI and closure of CODGI’s wholly-owned subsidiary, COD Consulting Services, Inc.  CODGI downsized its full-time recruitment staff, shutdown its offices in North Palm Beach, Florida; Dallas, Texas; and, Lyndhurst, New Jersey, and eliminated related operating costs.  CODGI consolidated its remaining recruitment operations into two New York locations, the Long Island corporate office and Brooklyn; and continues to maintain a staff presence in the gaming and hospitality industry at the Company’s corporate office in Las Vegas.  Since these events, COD is generating a positive cash flow.

For 2009, a majority of the CODGI temporary staffing revenues arise from a contractual arrangement with a publicly-traded Fortune 1000 company.

Big Sandy Rancheria – During 2007, the Company agreed to advance the Big Sandy Tribe $1,055,000 under the terms of a Credit Agreement.  During October 2007, with the Company’s assistance, the Tribe successfully completed a $39,900,000 bridge financing intended to fund pre-development costs for the Tribe’s gaming and hospitality project, as well as payment of certain Tribal debt costs.  During October 2007, the Company received an initial partial payment of $750,000 with the remaining principal balance of $306,000 and accrued interest expected to be received during late-2009 or early-2010.

The terms of the Company’s Development Agreement also provided for payment of development and structuring fees totaling $1,173,000 at the close of the bridge financing.  During October 2007, the Company received an initial partial payment of $200,000, but the remaining balance of $973,000 is expected to be repaid at the same time as remaining portion of the advances.

The Company’s subsidiary, Brownstone, continues to be involved in all aspects of the project’s predevelopment process with the Tribe and their architects, engineers and attorneys.  Upon completion of the permanent financing, in addition to the outstanding receivables, we estimate that the Company will also receive structuring and development fees of approximately $20,000,000 during the construction period.

Brownstone GoldTown Project – In July 2007, the Company also began predevelopment activity for its planned GoldTown Hotel and Casino Resort project. The GoldTown Hotel and Casino Resort is a two-phase development to be located in Douglas County, Nevada (within minutes of Nevada’s capital, Carson City).

At public meetings held in early-2008, the Douglas County Board of Commissioners granted a one-year approval for all phases of the GoldTown project. The Company planned to begin construction during the second quarter of 2008.  However, due to the current difficulty under prevailing economic conditions in obtaining financing for commercial gaming projects, the GoldTown project has been placed on-hold pending a more favorable financing market.  On March 5, 2009, we were granted an additional two-years to put the shovel in the ground.

Genius Products, Inc. stock sales -- During 2007 and 2005, as a source for working capital, cash for acquisitions, etc., the Company sold shares of common stock in an unrelated third party, Genius Products, Inc. (GNPI.PK).  The Genius common stock comprised a portion of the consideration received in the March 2005 disposition of the Company’s entertainment division assets.  At December 31, 2008, the Company continues to hold 525,000 shares of Genius common stock.  However, as the GNPI.PK stock has been trading at less than $0.05 per share during 2008, the sale of these shares has not been an economic alternative.

Securities Act of 1934 – During 2008, our stockholders approved the re-registration under the Securities Act of 1934 (“1934 Act”) from the Investment Company Act of 1940.  Upon SEC approval of the re-registration, the Company currently anticipates filing its public company reports under the 1934 Act during the second quarter of 2009.

* * * * *

The easy solution to economic volatility is to react.  More difficult and foremost in our minds, is maintaining the fortitude needed to see potential opportunities and not be swayed by capricious conditions.

To that objective, we have been in negotiations with Global Gaming & Hospitality Capital Advisors LLC and its Founder, Chairman and CEO, Michael S. Kim.  Michael is the former Managing Director of Societe Generale’s Corporate & Investment Banking group where he had oversight responsibility for it’s gaming, lodging and leisure industry clients and activities.

With Michael, we are identifying potential gaming and hospitality management opportunities that are developing from the distressed capital markets.  In effect, a natural extension of the gaming and hospitality management services we have historically provided to Tribal gaming communities, we will now offer to banks and other financial institutions that are reacquiring properties through debt restructurings.  One potential added synergy from this alliance will be the utilization of temporary and/or permanent staffing through CODGI.

We will keep you updated on this potential business venture.

As always, our Board of Directors and management team thank you for your continued support, and I look forward to reporting updates on these projects and/or other newsworthy developments on our web site (www.americanvantage.com) and through press releases as they occur.

Sincerely,
/s/  Ronald J. Tassinari
Ronald J. Tassinari
Chairman, President and Chief Executive Officer
March 16, 2009

Item 1.  Reports to Stockholders.

TABLE OF CONTENTS

i

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
American Vantage Companies and Subsidiaries
Las Vegas, Nevada

We have audited the accompanying consolidated statement of assets and liabilities of American Vantage Companies and its subsidiaries (collectively, the Company), including the schedule of investments, as of December 31, 2008, the related consolidated statements of operations and cash flows for the year ended December 31, 2008, and the consolidated statements of changes in net assets for the years ended of December 31, 2008 and 2007.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  Our procedures included physical examination or other appropriate auditing procedures where confirmations were not received of securities owned as of December 31, 2008.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2008, and the consolidated results of its operations and cash flows for the year then ended, and the changes in its net assets for the years ended December 31, 2008 and 2007, in conformity with accounting principles generally accepted in the United States.

  /s/  Piercy Bowler Taylor & Kern
Piercy Bowler Taylor & Kern
Certified Public Accountants
Las Vegas, Nevada

March 16, 2009

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

Assets
Investments, at fair value	$4,097,000
Cash	281,000
Receivable from investee	1,498,000
Other receivables, net of unamortized discount	1,777,000
Property and equipment, net	1,404,000
Other	951,000

10,008,000

Liabilities
Accounts payable	719,000
Accrued liabilities and other payables	438,000
Notes payable other	2,806,000
Notes payable stockholder	1,075,000

5,038,000

Net assets	$4,970,000

Analysis of net assets:
Net capital on shares of common stock, $.01 par; 100,000,000 shares
authorized; 6,629,107 shares issued and outstanding	$8,630,000
Deficit	(3,660,000)

Net assets (equivalent to $0.75 per share)	$4,970,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
						Percentage of
			Industry/	Number	Value at	investments at
			Ticker/	of	December 31,	December 31,
	Name of unaffiliated user	Title of issue	CUSIP	Shares	2008	2008

Common stock:	Candidates on Demand Group, Inc.	Common stock	Temp. placement/ Recruitment	100	$1,302,000	31.9%

	Genius Products, Inc.	Common stock	GNPI.PK	525,000	5,000	0.1%

					1,307,000	32.0%

Preferred stock:	Federated Premier Intermediate
	Municipal Income Fund--
	Moodys: AAA	Series A	31423M204	11	275,000	6.7%

	Paine Webber Premium
	Municipal Income--Moodys:
	AAA; S&P: AAA	Series B	69574F305	11	550,000	13.4%

					825,000	20.1%

Warrants:
	Genius Products, Inc.	$2.56 Warrants	GNPI.PK	250,000	1,000	0.0%
	Genius Products, Inc.	$2.78 Warrants	GNPI.PK	700,000	4,000	0.1%

					5,000	0.1%

Other:
	Border Grill Las Vegas, LLC	Member shares	Restaurant		1,960,000	47.7%

					$4,097,000	100.0%

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF OPERATIONS

Year ended
December 31, 2008

Investment income
Dividend	$35,000
Interest	81,000

116,000

Expenses
Salaries and other compensation	865,000
Accounting and auditing fees	329,000
Consulting fees	214,000
Directors fees	80,000
Legal fees	238,000
Interest	179,000
Other	676,000

2,581,000

Net investment loss	(2,465,000)
Net realized (loss) gain from:
Impairment of long-term assets	(773,000)
Investment in Border Grill Las Vegas, LLC	319,000

(454,000)

Net unrealized depreciation from:
Equity securities of Candidates on Demand Group, Inc.	(5,098,000)
Equity securities of Genius Products, Inc.	(1,902,000)
Investment in Border Grill Las Vegas, LLC	(1,764,000)

(8,764,000)

Net realized loss and unrealized depreciation from investments	(9,218,000)

Net decrease in net assets resulting from operations	$(11,683,000)

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31, 2008	December 31, 2007

(Decrease) increase in net assets from operations:
Net investment loss	$(2,465,000)	$(668,000)
Net realized (loss) gain from investments	(454,000)	170,000
Net (decrease) increase in unrealized depreciation on investments	(8,764,000)	1,814,000

Net (decrease) increase in net assets resulting from operations	(11,683,000)	1,316,000

Capital share transactions:
Shares issued for investment in Candidates on Demand Group, Inc.	-	1,800,000
Contribution from cancellation of liabilities	-	706,000
Stock-based compensation	28,000	80,000

Total (decrease) increase	(11,655,000)	3,902,000

Net assets at beginning of year	16,625,000	12,723,000

Net assets at end of year	$4,970,000	$16,625,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS

Year ended
December 31, 2008
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(11,683,000)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net unrealized depreciation on investment in Candidates on Demand Group, Inc. common stock	5,098,000
Net unrealized depreciation on investment in Genius Products, Inc. common stock	940,000
Net unrealized depreciation on investment in Genius Products, Inc. warrants	962,000
Net unrealized depreciation on investment in Border Grill Las Vegas, LLC	1,764,000
Depreciation and amortization	55,000
Stock-based compensation	28,000
Bad debt expense	208,000
Loss on impairment of long-term assets	773,000
Sale of investment in preferred stock	275,000
Increase in receivable from investee	(688,000)
Increase in other receivables	(174,000)
Increase in other assets	(27,000)
Increase in accounts payable, accrued liabilities and other payables	151,000
Property and equipment purchases	(429,000)

Net cash used in operating activities	(2,747,000)

Cash flows from financing activities:
Redemption of standby letter of credit	100,000
Proceeds from issuance of debt	2,064,000
Principal payments on debt	(278,000)

Net cash provided by financing activities	1,886,000

Net decrease in cash	(861,000)
Cash at beginning of year	1,142,000

Cash at end of year	$281,000

Noncash investing and financing activities:
Property acquired with debt	$1,132,000

Supplemental disclosure of cash flow information:
Cash received from interest and dividend income	$37,000
Cash paid for interest expense	$157,000

The accompanying notes are an integral part of these consolidated financial statements

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Nature of operations and summary of significant accounting policies

SEC filing status and related accounting change.

Effective March 21, 2006, American Vantage Companies (with its controlled subsidiaries, collectively, “AVCS” or the “Company) registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified closed-end management investment company.  Prior to March 21, 2006, the Company was registered and reported under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As a result of its registration with the Securities and Exchange Commission (the “SEC”) as a non-diversified closed-end management investment company under the Act, effective March 21, 2006, the Company changed its accounting to carry its investments in non-traded investees at estimated fair values and otherwise report utilizing specialized accounting principles applicable to registered investment companies.

Until March 20, 2006, the Company recorded its equity interest in the Border Grill Las Vegas, LLC (the “Border Grill”) using the equity method of accounting (based on the Company’s 49% equity interest in Border Grill’s net assets and the terms of the Border Grill operating agreement).

During November 2008, the Company’s stockholders approved deregistration from the Act.  Subsequently, the Company filed with the SEC an “Application Pursuant to Section 8(f) of the Investment Company Act of 1940 for an Order Declaring That Applicant has Ceased to be an Investment Company.”  The Company is awaiting comments from the SEC on the Section 8(f) submission.

Nature of business and business activities.

American Vantage Companies

As of December 31, 2008, AVCS reports primarily consolidated operations for its subsidiary company, a Tribal gaming consulting company (see below “Brownstone, LLC” discussion) and non-Tribal gaming companies (see below “Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC” discussion).

As of December 31, 2008, the Company also holds unconsolidated investments in a national recruitment and temporary placement services company (see below “Candidates on Demand Group, Inc.” discussion) and a Las Vegas “Strip” property restaurant (see below “Border Grill Las Vegas Restaurant” discussion).

Brownstone, LLC

As of December 31, 2008, the Company’s wholly-owned subsidiary, American Vantage Brownstone, LLC (“AVCS-Brownstone”), holds a 100% interest in Brownstone, LLC, a Nevada limited liability company.  On March 25, 2007, Brownstone, LLC, entered into a development and structuring fee arrangement (the “Big Sandy Development Agreement”) with the Big Sandy Rancheria Band of Western Mono Indians (the “Tribe”) and the Big Sandy Entertainment Authority.  The Big Sandy Development Agreement provides for (i) a development fee equal to a percentage of the aggregate costs for developing, constructing, equipping and opening of a hotel and casino resort; and, (ii) a structuring fee on the gross amount of the initial, interim and permanent financings currently anticipated to aggregate approximately $450,000,000.  The Tribe’s hotel and casino resort project is currently planned in Friant near Fresno, California.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Brownstone, LLC is developing this project with Robert F. Gross, Chief Executive Officer of RFG Gaming and Hospitality, LLC (“Mr. Gross”).  During 2008 and 2007, Mr. Gross provided chief executive officer services to Brownstone, LLC and received monthly consulting fees of $15,000 for such services.  The Company and Mr. Gross are in contract negotiations to share in the equity membership of Brownstone, LLC’s reported net profits or losses (currently anticipated at a total percentage of 40% to Mr. Gross subject to other potential adjustments).  However, no assurance can be given that the contract negotiations will be finalized based on the currently anticipated terms, on terms advantageous to the Company, or at all.

  Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC

As of December 31, 2008, AVCS-Brownstone holds a 100% interest in Brownstone GoldTown, LLC, a Nevada limited liability company.  During 2007, Brownstone GoldTown, LLC formed Brownstone GoldTown CV, LLC, a Nevada limited liability corporation that will construct, own and operate a hotel and casino project (“GoldTown Hotel and Casino Resort”) to be located in Douglas County (within minutes of Nevada’s capital, Carson City).

During 2008 and 2007, Brownstone GoldTown CV, LLC was in the predevelopment phase for the GoldTown Hotel and Casino Resort (“GoldTown”).  At public meetings held on January 3, 2008 and February 5, 2008, the Douglas County Board of Commissioners approved Phases I and II in their entirety, including a building height variance, amendment to the existing special use permit, zoning map amendments, relocation of the gaming district overlay and tourist commercial zoning district, and reclassification of the remaining project site to ‘general commercial’.

The Company planned to begin construction during the second quarter of 2008.  However, due to the current difficulty under prevailing economic conditions in obtaining financing for non-tribal gaming projects, the GoldTown project has been placed on-hold pending a more favorable financing market. As a result of placing the project on hold, at December 31, 2008, the Company considers $650,000 of predevelopment cost paid to-date to be impaired; such costs are reported in the loss on impairment of long-term assets on the Company’s consolidated statement of operations.

At a public meeting held on March 5, 2009, the Douglas County Board of Commissioners approved a two-year extension for the GoldTown project.

Brownstone GoldTown, LLC is developing this project with Mr. Gross.  For Mr. Gross’s project concept, predevelopment and management services, the Company is currently negotiating an equity interest in Brownstone GoldTown, LLC.  To date, the Company and Mr. Gross anticipate that, subject to certain to-be-negotiated contractual adjustments to Brownstone GoldTown, LLC’s reported net profits or losses, Mr. Gross will receive a 49% total equity membership interest in Brownstone GoldTown, LLC.  However, no assurance can be given that the contract negotiations will be finalized based on the currently anticipated terms, on terms advantageous to the Company, or at all.

Candidates on Demand Group, Inc.

Pursuant to the September 14, 2007 Agreement and Plan of Merger and the March 10, 2008 Amendment to Agreement and Plan of Merger (the “CODGI Merger Agreements”) between the Company, the Company’s wholly-owned unconsolidated subsidiary, COD Acquisition Corporation, Candidates on Demand Group, Inc., (“CODGI”) and Michael C. Woloshin, founder and sole shareholder of CODGI, the Company acquired all of the outstanding common stock of CODGI.  COD Acquisition Corporation was renamed Candidates on Demand Group, Inc. (with its controlled subsidiaries, COD Consulting Services, Inc., DealSplit, Inc. and Candidate Report Card Group, Inc., collectively, “COD”) and began operations on September 15, 2007.  As required by the Act, the Company carries its investment in COD at its estimated fair value.

COD is a national recruitment and temporary placement firm headquartered near New York City with regional offices primarily located on the East coast of the United States.  COD’s extended customer base includes Fortune 500 companies with operations in the IT, legal, accounting, financing and engineering disciplines.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In consideration of the acquisition of COD:

▪	The Company paid $500,000 in cash;

▪	The Company issued 500,000 shares of the Company’s common stock valued at $1.80 per share, based on the closing price of Company common stock on September 14, 2007;

▪	The Company guaranteed and delivered a subordinated promissory note in the amount of $1,500,000.

▪	The Company placed into escrow a total of 500,000 shares of the Company’s common stock. (the “Escrowed Shares”), which was reduced to 400,000 shares effective March 10, 2008.

Pursuant to the CODGI Merger Agreements, the Escrowed Shares are to secure Mr. Woloshin’s obligation to satisfy a potential shortfall to the Company in the event COD does not meet the 2007 audited pretax income statement benchmark of $533,000 for the period May 1, 2007 through December 31, 2007 (the “2007 Pretax Benchmark”).   In the event the 2007 Pretax Benchmark shortfall exceeds the value of the Escrowed Shares (as defined in the CODGI Merger Agreements), at the Company’s discretion Mr. Woloshin would be required to forfeit cash, reduce the subordinated promissory note and/or deliver back to the Company up to 250,000 of the shares issued directly to Mr. Woloshin at closing.

In the event COD operating results equal or exceed the 2007 Pretax Benchmark, the Company shall pay an additional $200,000 to Mr. Woloshin.

The COD Merger Agreements also provide for additional contingent merger consideration to Mr. Woloshin of up to 1,600,000 shares of the Company’s common stock (the “Contingent Common Stock”) and delivery of a second promissory note by COD Acquisition Corporation (the “Contingent Promissory Note”) in the amount of $1,200,000.  The Contingent Common Stock and Contingent Promissory Note are based upon COD attaining certain 2009 and 2010 pretax income benchmarks ranging from $2,000,000 to $4,000,000.

Mr. Woloshin and the Company also entered into a fifteen-year voting agreement, dated as of September 14, 2007 (the “COD Voting Agreement”), or a longer period as mutually agreed by the parties or as mandated by any regulatory agency or authority.

The contingent issuance of the Escrowed Shares, Contingent Common Stock, Contingent Promissory Note and/or payment of cash as contingent consideration based on earnings, is subject to audits of the consolidated COD financial position and results of operations and cash flows for each respective period.  During 2008, the Company’s Audit Committee of the Board of Directors engaged the New York City and Long Island-based independent accounting firm of Holtz Rubenstein Reminick LLP to perform the audits for the 2007 Pretax Benchmark period and the stub period of September 15, 2007 through December 31, 2007.  Based on the financial statements for May 1, 2007 through December 31, 2007, COD did not achieve the 2007 Pretax Benchmark.  Therefore, at December 31, 2008, no liability has been recorded by the Company for the $200,000 in additional contingent consideration.

See “Note 11 — Subsequent events” for discussion concerning the January 2009 COD restructuring.

Border Grill Las Vegas Restaurant

In November 1998, Vantage Bay Group, Inc. (“Vantage Bay”) a wholly-owned subsidiary of the Company, together with TT&T, LLC (“TT&T”), a nonaffiliated Nevada limited liability company, organized the Border Grill Las Vegas, LLC (“Border Grill”) as a Nevada limited liability company.  At December 31, 2008, Vantage Bay and TT&T hold 49% and 51% equity interests, respectively, in Border Grill.  Border Grill owns and operates the Border Grill Las Vegas Restaurant at the Mandalay Bay Hotel and Casino (owned by MGM/Mirage) in Las Vegas, Nevada.  As required by the Act, the Company carries its investment in the Border Grill at its estimated fair value.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Principles of consolidation.

The consolidated financial statements include the accounts of American Vantage Companies and the wholly-owned or majority-owned subsidiaries that are collectively registered under the Act.  These subsidiaries primarily include Vantage Bay Group, Inc., American Vantage Brownstone, LLC, Brownstone, LLC, Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC.  All significant intercompany accounts and transactions have been eliminated.

The Company also holds a less than 5% investment in an unconsolidated subsidiary, Games Media, LLC that promotes gaming tours.  Through March 20, 2006, the Company excluded the accounts of Games Media using the cost method of accounting based on the Company’s less than 5% equity interest in the net assets of Games Media.  At December 31, 2006, the Company estimated that the fair value of this investment was zero.

The Company excludes the accounts of COD, Border Grill and Games Media in reporting its consolidated financial statements.  As required by the Act, the Company carries its investments in COD, Border Grill and Games Media at their estimated fair values, and otherwise reports utilizing specialized accounting principles applicable to registered investment companies.

 Use of estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, which estimates may require revision in future periods.  Actual results could differ from those estimates.

Investments in securities.

General

As discussed previously, due to the Company’s March 21, 2006 registration with the SEC as a non-diversified closed-end management investment company under the Act, the Company changed its accounting to carry its investments at estimated fair values.

The Company does not hold or issue derivatives, derivative commodity instruments or other similar financial instruments for trading purposes.

The Company’s management team, under the direction and approval of the Company's Board of Directors, is responsible for determining the fair value of the Company’s investments.  The fair value of Genius Products, Inc. common stock was based on quoted market price and the fair value of all other investments was based on consideration of certain pertinent factors and information, including, but not limited to, appraisals performed by independent valuation specialists.  It is possible that the estimated fair values may differ significantly from the amount that might ultimately be realized and that difference could be material.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Common stock and warrants

The Company’s investment in COD is classified as a level three investment as defined by FASB Statement No. 157 “Fair Value Measurements” (“FASB 157”).  In determining the fair value of the COD investment, the following factors and information were considered:

•	An appraisal preformed by an independent valuation specialist
•	Industry outlook and current economic conditions
•	Current and historical operations and the results thereof
•	2009 budget projections and expected economic conditions

Beginning	Unrealized	Ending
Balance	Depreciation	Balance

$6,400,000	$(5,098,000)	$1,302,000

The fair value of the COD investment was determined to be $2,800,000, which is reported on the consolidated statement of assets and liabilities in investments ($1,302,000) and receivables from investee ($1,498,000).  The unrealized loss is reported on the consolidated statement of operations and is included in the net decrease in net assets resulting from operations.

At December 31, 2008, the Company held 525,000 shares of Genius Products, Inc. (“Genius” or “GNPI.PK”) common stock received as partial consideration for the March 21, 2005 sale of a majority of the Company’s entertainment media assets and operations.  Of the total March 21, 2005 sales consideration for the entertainment media assets and operations, at December 31, 2008, the Company also holds 250,000 GNPI.PK warrants exercisable at $2.56 (the “$2.56 Warrants”) and 700,000 warrants exercisable at $2.78 (the “$2.78 Warrants”).

On May 31, 2007 the Company was served with a Complaint filed by Genius for estimated damages and equitable relief totaling no less than $2,400,000 exclusive of prejudgment interest, costs and reasonable attorneys’ fees.  Genius asserted that the Company made certain misrepresentations in connection with a March 21, 2005 Agreement and Plan of Merger (the “Merger Agreement”) to which the Company and Genius are parties.  These claims were the subject of a Notice from counsel for Genius on May 25, 2006.

Effective February 29, 2008, the Company and Genius agreed to a settlement of the Complaint and mutual releases primarily on the following terms:

▪
Prior to the settlement, a total of 600,000 shares of Genius common stock comprising a portion of the consideration received by the Company in the sale of the entertainment media assets were held in escrow.  The settlement provided for the release of 450,000 shares of the Genius common stock to the Company and 150,000 shares of the Genius common stock to Genius.

▪	Genius will indemnify and hold AVCS harmless from all future claims that may arise from certain liabilities or obligations incurred by the entertainment media assets sold to Genius on March 21, 2005.

▪	Genius released to the Company 75,000 shares of Genius common stock.

▪
A portion of the consideration received from the sale of the entertainment media assets to Genius included five-year warrants to purchase additional shares of Genius common stock.  At February 29, 2008 and December 31, 2008, the Company held 250,000 $2.56 Warrants and 700,000 $2.78 Warrants.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The settlement terms for the Complaint extended the expiration dates of the $2.56 Warrants and $2.78 Warrants from March 2, 2010 to September 2, 2012.

The Company’s investment in Genius common stock is classified as a level one investment as defined by FASB 157 and is valued based on quoted market prices.

The Company’s investment in Genius warrants is classified as a level two investment as defined by FASB 157.  In determining the fair value of the Genius warrants the following factors and information were considered:

●	Quoted market price
●	Volatility in the market
●	Publicly available information and analysis of Genius Products, Inc. financial statements

	Beginning	Unrealized	Ending
	Balance	Depreciation	Balance

Genius common stock	$945,000	$(940,000)	$5,000
Genius warrants	967,000	(962,000)	5,000

	$1,912,000	$(1,902,000)	$10,000

The fair value of Genius common stock and warrants are reported on the consolidated statement of assets and liabilities in investments.  The unrealized losses are reported on the consolidated statement of operations and are included in the net decrease in net assets resulting from operations.

In accordance with Emerging Issues Task Force Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments and SEC Staff Accounting Bulletin Topic 5-M, Miscellaneous Accounting – Other Than Temporary Impairment of Certain Investments in Debt and Equity Securities, the Company assesses whether an other-than-temporary impairment loss on the Genius common stock has occurred due to declines in fair value or other market conditions. The periodic assessment is based on several criteria including volatility of market share prices of Genius common stock, intent of the Company to place the Genius securities the Company owns, as well as operations, current business activities, transactions or other trends related to Genius.  There were no other-than-temporary impairment losses during the year ended December 31, 2008.

Preferred stock

The Company’s investment in preferred stock is held through a Wells Fargo Investment brokerage account for Auction-Rate Securities.  Until early 2008, these Auction-Rate Securities were fully liquid via auctions held every seven days.  However, during early 2008, Wells Fargo Investment notified the Company that these Auction-Rate Securities were no longer liquid, but were subject to partial calls or redemptions via a lottery system conducted by the Depository Trust Company.  Due to the uncertainty of redeeming these securities, the Company arranged with Wells Fargo & Company (“Wells Fargo”) to borrow 90% of the total value of the investment in these Auction-Rate Securities.  The Wells Fargo borrowing (See “Note 4 – Notes payable”) does not provide for a stated repayment date, but is repaid from Auction-Rate Securities that may become available for redemption from the Depository Trust Company lottery system.  Any related interest expense from the Wells Fargo borrowing is offset by the interest income earned on the Auction-Rate Securities.  During 2008, three shares of the Series A Federated Premier Intermediate Municipal Income Fund preferred stock, in the amount of $75,000, and four shares of the Series B Paine Webber Premium Municipal Income preferred stock, in the amount of $200,000 were redeemed.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company’s investment in preferred stock is classified as a level two investment as defined by FASB 157.  In determining the fair value of the preferred stock the following factors and information were considered:

•	Acceptance of preferred stock as collateral for a debt obligation (See “Note 4 – Notes payable”)
•	Adjustment of variable interest rates
•	2008 sales were at par value

Beginning	Sale of	Ending
Balance	Stock	Balance

$1,100,000	$(275,000)	$825,000

The fair value of preferred stock is reported on the consolidated statement of assets and liabilities in investments.

Other (Border Grill)

 The Company’s investment in Border Grill is classified as a level three investment as defined by FASB 157.  In determining the fair value of the Border Grill investment, the following factors and information was considered:

•	An appraisal preformed by an independent valuation specialist
•	Industry outlook and current economic conditions
•	Current and historical operations and the results thereof
•	2009 budget projections and expected economic conditions

Beginning	Unrealized	Ending	Realized
Balance	Depreciation	Balance	Gain

$3,724,000	$(1,764,000)	$1,960,000	$319,000

The fair value of Border Grill is reported on the consolidated statement of assets and liabilities in investments.  The realized gain and unrealized loss are both reported on the consolidated statement of operations and are included in the net decrease in net assets resulting from operations.

Prior to January 1, 2007, the Company had received a return of all of its initial capital investment and the priority return required under Border Grill’s operating agreement and now receives pro-rata distributions based on its 49% ownership, which for reporting purposes are classified and reported as realized gains.  Pro-rata distributions are at the discretion of the equity partners.  From April 2008 through the beginning of September 2008, Border Grill was partially and/or fully closed for remodeling and renovation.

Cash.

At December 31, 2008, the Company’s cash balance primarily includes money market funds with 30-day to annual interest yield rates varying from .05% to 1.24%.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company is subject to concentrations of credit risk associated with cash and cash equivalents.  The Company places cash and/or cash and cash equivalents with financial institutions with investment grade credit ratings.  The Company is exposed to minimal market risks as its investment policy allows only short-term, highly-rated securities.  The financial institutions are FDIC insured on amounts up to $250,000.  In aggregate, such insured limits are exceeded by $43,000 at December 31, 2008.

Receivable from investee.

At its discretion, from time-to-time the Company may make non-interest bearing advances to COD for working capital requirements, capital expenditures, etc.  At December 31, 2008, such advances totaled $1,498,000 and are reported as a receivable from investee in the Company’s consolidated statement of assets and liabilities.  The total fair value reported in the Company’s consolidated schedule of investments is reported net of these advances.

Concentrations.

A substantial portion of the Company’s receivables, other operating assets and activities are concentrated in Nevada, California, and New York.  Accordingly, changes in the economies of these states or the financial condition of the debtors could adversely affect the realizability of these assets or future operations.

The recent downturn in the national economy, the volatility and disruption of the capital and credit markets and adverse changes in the global economy could negatively impact the Company’s financial performance and ability to access financing.

In addition, the United States is experiencing a widespread recession accompanied by declines in residential real estate sales, mortgage lending and related construction activity, and emerging weakness in the commercial and investment banking systems, and is engaged in a war, all of which are likely to have far-reaching effects on the economic activity in the country for an indeterminate period.  Furthermore, the recent severe economic downturn that has negatively affected gaming, hospitality and the recruiting industries may continue in the future.  Even an uncertain economic outlook may adversely affect consumer spending and/or employment.  If these conditions continue, the Company’s financial condition, results of operations and cash flows may be adversely affected.  We are unable to predict the likely duration or severity of the current economic unrest, or its impact on the larger economy and the Company’s operations.

The Company often carries cash and cash equivalents on deposit with financial institutions in excess of federally-insured limits, and the risk of losses related to such concentrations may be increasing as a result of recent economic developments discussed in the foregoing paragraph.  The extent of a loss, if any, of uninsured deposits to be sustained in the event of a future failure of a financial institution, if any, however, is not subject to estimation at this time.

Other receivables.

On March 25, 2007, Brownstone, LLC executed a Credit Agreement with the Tribe to provide an aggregate of $500,000 in initial financing (“Initial Financing”) for Tribal operating and predevelopment costs related to the Tribe’s hotel and casino resort project.  During 2007, the Initial Financing was amended to provide an aggregate of $1,050,000.  The terms of the Credit Agreement provided for repayment of the Initial Financing principal and accrued interest (at varying rates up to 18.0% per annum at December 31, 2008) on the date that is the earlier of:  (a) the Big Sandy Rancheria Entertainment Authority or the Tribe entering into a bridge financing arrangement, (b) the Big Sandy Rancheria Entertainment Authority or the Tribe entering into an agreement with any person other than Brownstone, LLC providing for the development, financing or construction of the project, or (c) March 25, 2010.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

On October 11, 2007, the Big Sandy Rancheria Entertainment Authority, the Tribe and an unaffiliated financing group executed a Senior Secured Credit Agreement in the amount of approximately $39,900,000 for the bridge financing of the predevelopment costs.  Under the terms of the Senior Secured Credit Agreement, at the closing of the bridge financing, the Company received a partial payment of $750,000 on the outstanding balance of the initial financing.  Additional terms per the Senior Secured Credit Agreement provide for payment of $268,000 of the Company’s remaining principal and accrued interest as certain contractual predevelopment milestones are met (currently estimated to be in late 2009).  Payment of all remaining initial financing principal and interest is expected to be received upon closing of the permanent financing in 2010.  At December 31, 2008, the outstanding principal and accrued interest totals $459,000.

As of December 31, 2008, the Company has earned $1,725,000 in development and structuring fees of which $200,000 was received upon closing of the bridge financing, $1,173,000 is to be received upon completion of the contractual predevelopment milestones (discussed above) and the remaining balance is expected to be received upon closing of the permanent financing in 2010.  Because these receivables exceed one year and are non-interest bearing, a $239,000 discount has been recorded using discount rates that vary from 13.75% to 17.5%.

Property and equipment.

Property and equipment are stated at cost.  Depreciation for financial reporting purposes is determined on a straight-line basis primarily over three to seven years for office or computer equipment and furniture and fixtures and over fifteen years for the building.

Property and equipment amounts are reviewed for impairment whenever events or changes in business circumstances indicate that the carrying value of the assets may not be recoverable.  If the carrying value exceeds the estimate of fair value, impairment is calculated as the excess of the carrying value over the estimate of fair value.  An assessment of possible impairment was performed during 2008 and adjustments based on this assessment were made.

Stock-based compensation.

Based upon stock options outstanding at December 31, 2008, $28,000 in compensation expense is included in salaries and other compensation on the consolidated statement of operations.   For the years ended December 31, 2008 and 2007, the Company did not grant stock options to any employees, directors or third parties.

Legal defense costs.

The Company does not accrue for estimated future legal and related defense costs, if any, to be incurred in connection with outstanding or threatened litigation and other disputed matters but rather, records such as period costs when the services are rendered.

Income taxes.

The Company accounts for income taxes under the asset and liability method which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Company records net deferred tax assets to the extent that is believed these assets will more likely than not be realized. In making such determination, management considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and recent financial operations. At December 31, 2008, the Company has booked a full valuation allowance against the net deferred tax assets. In the event management determines that the Company would be able to realize the deferred income tax assets in the future, in excess of their net recorded amount, an adjustment to the valuation allowance would be recorded to reduce the provision for income taxes.

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48,  “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 ” ("FIN 48"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, “Accounting for Income Taxes .” FIN 48 provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. Income tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. This interpretation also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006.

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the implementation of FIN 48, the Company did not recognize an increase in the liability for unrecognized tax benefits. The adoption of FIN 48 did not impact the Company's January 1, 2007 balance of retained earnings.  For the year ended December 31, 2008, the provisions of FIN 48 did not have a material effect on the Company's financial condition or results of operations.

Note 2 – Property and equipment, net
December 31, 2008
Computer equipment	$101,000
Furniture and fixtures	42,000
Office equipment	67,000
Building	940,000
Land	395,000

1,545,000
Less accumulated depreciation and amortization	(141,000)

$1,404,000

Depreciation expense from continuing operations, for the year ended December 31, 2008, totaled $55,000.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3 – Other assets

Other assets consist of:

December 31, 2008
GoldTown Hotel and Casino Resort predevelopment costs	$881,000
Prepaid and other expenses	70,000
$951,000

Prepaid and other expenses primarily include premiums for general business, directors and officers liability and employee insurances.

Note 4 – Notes payable

Notes payable consist of:
		Annual
	Issuance	Interest	Payment
	Date	Rate	Starting Date	December 31, 2008

GoldTown note	June 2007	12.00%	October 1, 2007	$425,000
GoldTown note	August 2007	12.00%	November 1, 2007	338,000
GoldTown note	September 2007	12.00%	November 1, 2007	200,000
Wells Fargo note	April 1, 2008	3.81%	**	240,000
Wells Fargo note	June 1, 2008	3.47%	**	475,000
Building note	October 2008	6.14%	November 1, 2008	1,128,000

				2,806,000

	August 2008 through
Tassinari note	December 2008	10.00%	**	1,075,000

				$3,881,000

** See discussion of specific payment information below.

Brownstone GoldTown, LLC entered into three separate promissory notes (the “GoldTown Notes”) with a non-affiliated private company to finance a portion of the GoldTown Hotel and Casino Resort predevelopment costs.  The GoldTown Notes provide for interest-only payments, beginning as per the above schedule and continuing on the first day of each third month thereafter through maturity.  The maturity date for the GoldTown Notes are the earlier of the fifth day following receipt by Brownstone, LLC of Big Sandy Development Agreement fees for development or structuring services from the Tribe’s permanent financing of their planned California casino project.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As previously stated, the Company’s investment in preferred stock is held through a Wells Fargo Investment brokerage account for Auction-Rate Securities.  Until early 2008, these Auction-Rate Securities were fully liquid via auctions held every seven days.  However, during early 2008, Wells Fargo notified the Company that these Auction-Rate Securities were no longer liquid, but were subject to partial calls or redemptions via a lottery system conducted by the Depository Trust Company.  Due to the uncertainty of redeeming these securities, the Company arranged with Wells Fargo to borrow 90% of the fair value of the investment in these Auction-Rate Securities (“Wells Fargo Note”).  The Wells Fargo Note does not provide for a stated repayment date, but is repaid from Auction-Rate Securities that may become available for redemption from the Depository Trust Company lottery system.

During 2008, Ronald J. Tassinari, Chairman, President, Chief Executive Officer and Stockholder, made various advances to the Company and COD totaling an aggregate amount of $1,075,000.  The Company and Mr. Tassinari are in negotiations to incorporate the advances made to-date in an available line of credit that are secured by the assets of the Company (the “Tassinari Note”).  Under the currently negotiated terms of the Tassinari Note, the Company may borrow up to $1,600,000, with semi-annual interest only payments of $15,400 at February 2009 and $16,000 thereafter, at an annual interest rate of 10.0%.  Currently negotiated loan terms also include a maturity date of February 1, 2010 with a six month extension to August 1, 2010.  The Tassinari Note is expected to close on or before April 1, 2009.  No assurance can be given that the finalized Tassinari Note will be based on currently anticipated terms.

On January 3, 2008, the Company purchased a 4,045 square foot ‘grey-shell’ building in Las Vegas, Nevada for use as it’s corporate office.  The total cost of $1,452,000 includes the building acquisition cost and building improvements, which were completed in July 2008.

The Company financed the purchase of the building and improvements with SouthwestUSA Bank (“SouthwestUSA”).  Jeanne Hood, a director of the Company, is also a director of SouthwestUSA.  On January 3, 2008, the Company entered into a variable rate line of credit with SouthwestUSA in the principal amount of $1,132,000 with a floating rate of 1.0% above the Federal prime rate index.

On October 28, 2008, the variable rate line of credit with SouthwestUSA was converted to a fixed rate promissory note (the “Building Note”).  The Building Note is secured by the corporate office building in Las Vegas.  Financing terms for the Building Note include monthly principal and interest payments of $7,000, at an annual interest rate of 6.14%, maturing October 28, 2013.  The terms of the Building Note also include subjective acceleration clauses.  At December 31, 2008, the outstanding principal and accrued interest totals $1,135,000, which is included in the consolidated statement of assets and liabilities.

Note 5 – Net assets

Preferred stock.

The Board of Directors has authority, without additional stockholder approval, to issue up to 10,000,000 shares of preferred stock and to set the various terms including, without limitation, dividend rates, conversion rights, voting rights, terms of redemption and liquidation preferences.  Conversion rights associated with a future issuance of preferred stock could dilute the interest of the holders of common stock.  Voting rights and liquidation preferences could also be senior to the rights and preferences of the common stockholders.

Common stock.

In connection with the September 14, 2007 acquisition of the CODGI common stock (see “Note 1 – Nature of operations and summary of significant accounting policies – Nature of business and business activities – Candidates on Demand Group, Inc.”) the Company and Mr. Woloshin entered into the seven-year COD Voting Agreement.  The COD Voting Agreement provides that Mr. Woloshin will unconditionally vote, or at the Company’s request, grant a proxy to the Company’s Board of Directors to vote any and all common stock or other securities of the Company owned by Mr. Woloshin as directed by the Company’s Board of Directors.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Effective March 10, 2008, the COD Voting Agreement was extended to fifteen years beginning September 14, 2007 or a longer period as mutually agreed by the parties or as mandated by any regulatory agency or authority.

Stock repurchase program.

From time to time, the Company may repurchase, without additional shareholder approval, up to an aggregate of $2,000,000 of its common stock in the open market or in privately negotiated transactions, with the timing and terms of such purchases to be determined by management based on market conditions.  There is no expiration date for the repurchase program.  The Company had purchased a total of 387,027 shares ($415,000) prior to August 1, 2002.  The Company has not purchased shares subsequent to August 1, 2002.

Stock plans.

As a result of the Company’s March 21, 2006 registration with the SEC as a non-diversified closed-end management investment company under the Act the Company did not issue stock options to its employees, officers and/or directors during the year ended December 31, 2008.  At December 31, 2008, the Company has one active stock plan with 750,000 shares authorized and 410,000 shares available for issuance to employees, officers and directors of the Company and others who are involved in the continuing development and success of the Company.  In addition, the Company has three expired stock option plans which authorized:  (i) 500,000 shares for issuance to officers of the Company: (ii) 833,334 shares for issuance to key employees, including officers of the Company; and, (iii) 833,334 shares for issuance to employees, officers and directors of the Company and others.  Options, under all plans, have generally not been granted at less than 100% of the market value of the Company’s common stock on the date of grant.

The following is a summary of activity of outstanding stock options under the four plans:

	All Officers		Key Employees and		Employees, Officers
	as a Group		Officers		Directors and Others

Common shares reserved for issuance	500,000		833,334		1,583,334

Outstanding, January 1, 2008	11,696	$1.13	83,970	$1.16	1,033,335	$1.85
Granted	-	-	-	-	-	-
Exercised	-	-	-	-	-	-
Canceled / expired	-	-	-	-	(58,334)	(1.19)
Outstanding, December 31, 2008	11,696	$1.13	83,970	$1.16	975,001	$1.74

Options outstanding -- weighted
average remaining contractual
life (years) // range of exercise
prices	1.1	$1.13	1.1	$1.13 - 1.63	4.0	$0.93 - $2.87

Options exercisable -- weighted
average remaining contractual
life (years) // range of exercise
prices	1.1	$1.13	1.1	$1.13 - 1.63	3.9	$0.93 - $2.87

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Warrants.

In connection with a 2003 asset acquisition agreement among Enigma Media, Inc. (“Enigma”) and the Company, the Company issued to Enigma warrants, which were valued at $0.75 each, to purchase a total of 1,000,000 shares of the Company’s common stock, par value $0.01 per share, at an exercise price of $5.00 per share, expiring on December 31, 2013.  The Company and Enigma fixed the terms of the Enigma warrants pursuant to arm’s-length negotiations.

Commencing on July 1, 2007, the Company has the right to redeem the Enigma warrants, in whole or in part, at a redemption price of $0.75 per Enigma warrant, provided that the average of the closing sale prices of the Company’s common stock as reported on the Nasdaq Stock Market or other reporting system that provides last sale prices, has been at least 200% of the exercise price for a period of 20 (twenty) consecutive trading days ending on the third day prior to the date on which the Company gives notice of redemption.  The Company has not yet redeemed any of the Enigma warrants.

Holders of the Enigma warrants have the right to demand one registration for resale of the shares underlying the Enigma warrants at the expense of the Company and two additional registrations at their own expense.  They also have unlimited piggyback registrations with respect to shares that have not been previously registered.

Note 6 – Income taxes

The reconciliation between the Company's effective tax rate on income from continuing operations and the statutory tax rate (34%) is as follows:

	Year ended	Year ended
	December 31, 2008	December 31, 2008

Income (loss) before tax at federal statutory rate	34%	$(4,590,000)
Federal nondeductible/nontaxable items	0%	34,000
Federal return to provision adjustment	-4%	493,000
State and local income taxes, net of federal tax benefit	2%	(319,000)
State nondeductible/nontaxable items	-1%	159,000
State return to provision adjustment	0%	43,000
Federal employment tax credits	1%	(68,000)
Change in valuation allowance	-32%	4,248,000

	-	$-

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Major components of the Company's net deferred income taxes are as follows:

December 31, 2008

Deferred tax assets:
Accruals	$170,000
Other deferred tax assets	170,000
Federal NOL	4,608,000
Capital loss carryforward	476,000
Miscellaneous carryforwards	45,000
FICA tax credit	293,000
California NOL	668,000
Various state NOLs	88,000
Intangibles	292,000
Basic in securities	740,000

Total deferred tax assets	7,550,000
Less: deferred tax asset valuation allowance	(5,545,000)

Deferred tax assets, net	2,005,000

Deferred tax liabilities:
Basis in securities	(1,162,000)
Intangibles	(336,000)
Deferred state taxes	(258,000)
Other	(249,000)

Deferred tax liabilities, net	(2,005,000)

Deferred income taxes, net	$-

At December 31, 2008, the Company had net operating loss carryforwards for U.S. federal income tax purposes of approximately $13,553,000 which expire in the tax years ending 2023 through 2028, $293,000 in employment tax credit carryforwards which will expire in the tax year ending in 2021 through 2028, and $10,000 in charitable contributions credit carryforwards which will expire in the tax years ending in 2009 through 2012.  The Company also has capital loss carryforwards of approximately $1,400,000 which will expire in the tax year ending in 2010.  Furthermore, the Company has IRC Section 179 deduction carryforward of $123,000 which is carried forward indefinitely. The Company has a California net operating loss of approximately $7,560,000 which will expire in the tax years ending in 2012 through 2028.  The Company has New York State and New York City net operating loss carryforwards of $1,198,000 and $1,194,000 respectively which will expire in the tax years ending in 2024 through 2028.

Management believes that it is more likely than not that the benefit from the Company's loss carryforwards will not be realized.  In recognition of this risk, the Company has provided a valuation allowance on the Company's net deferred tax assets.  If or when recognized, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets at December 31, 2008 will be recognized as a reduction of income tax expense.

Management does not have a balance of unrecognized tax benefits at December 31, 2008.  The Company recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense.

The Company is subject to taxation by Federal and various state governments.  With few exceptions, the Company is no longer subject to Federal, state or local examinations by tax authorities for years before 2001.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 7 – Commitments and contingencies

Operating lease commitments.

The lease obligations for the two offices utilized by former subsidiaries of the Company located in Santa Monica, California (“1819 Colorado” and “1823 Colorado”) and executive (“20th Floor”) and operations offices (“17th Floor”) located in New York, New York were assumed by the Company in connection with the March 21, 2005 disposition of the former subsidiaries.

Effective December 17, 2007 and April 10, 2008, the Company was released from any future obligations related to the 1819 Colorado and the 1823 Colorado office leases, respectively, due to the execution of new master leases between unaffiliated third parties and the landlord.

The lease obligations for the 17th Floor and the 20th Floor expired on June 30, 2008.  As a result, the Company was refunded the security deposit totaling $20,000 and a standby letter of credit, totaling $100,000.

Rent expense and receipts from sublease rentals for the year ended December 31, 2008 totaled $216,000 and $125,000, respectively.

Off-balance-sheet financing arrangements.

At December 31, 2008, the Company has an outstanding contingent liability totaling $2,067,000 for the Company’s guarantee of the COD lines of credit.

Per the CODGI Merger Agreements, the subordinated and contingent promissory notes in the amount of $2,700,000 are subordinate to the rights of the senior debtor holding the COD lines of credit and the Company has guaranteed these notes in the event of default, bankruptcy or liquidation by COD.

See “Note 11 — Subsequent events” for discussion concerning the January 2009 restructuring of Candidates on Demand Group, Inc.

Border Grill guaranty.

On May 1, 2007, Border Grill signed a lease extension through June 2021 with a Las Vegas “Strip” property, the Mandalay Bay Resort and Casino (owned by MGM/Mirage).  The extension was conditioned upon a minimum $2,000,000 expansion and refurbishment.

During November 2007, Border Grill entered into a commitment letter with a bank for a non-revolving line of credit in the amount of $2,500,000 for the expansion and refurbishment of Border Grill.  The terms of the line of credit include a conversion feature to a seven-year term loan (the “Term Loan”) at an annual fixed interest rate of 7.375%.  The Term Loan is collateralized by all the assets of Border Grill including fixtures and equipment, inventory, accounts receivable and general intangibles.

Under the terms of the commitment letter, the Term Loan is subject to certain financial reporting covenants and is conditioned upon the Company and TT&T providing joint and several guaranties (the “Guaranty”) in the event of a default in payment by Border Grill.  In the event that the Company and TT&T are required to make any payments pursuant to the Guaranty, such payments shall be in proportion to the member’s respective 49% and 51% equity ownership in Border Grill.  The Company and TT&T have provided reciprocal pledges of a first priority security interest in each member’s equity ownership interest and rights to receive distributions, profits or capital from Border Grill if the Company and/or TT&T are unable to meet the Guaranty payment requirements.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The expansion and renovation of Border Grill was completed during September 2008.

Litigation and claims.

In the ordinary course of business, the Company may be involved in legal proceedings regarding contractual and employment relationships, trademark or patent rights, and a variety of other matters.  Contingent liabilities are recorded when it is probable that a liability has been incurred and the amount of the loss can reasonably be estimated.  The Company discloses contingent liabilities when there is a reasonable possibility that the ultimate loss will materially exceed the recorded liability.  Estimating probable losses requires analysis of multiple factors, in some cases including judgments about potential actions of third party claimants and courts.  Therefore, actual losses in any future period are inherently uncertain.  Currently, the Company believes that there are no pending legal proceedings or claims, in the ordinary course of business that will have a material impact on the Company’s financial position or results of operations and, accordingly, has not recorded estimated minimum losses in connection with these matters.  However, if actual or estimated probable future losses exceed the recorded liability for such claims, additional charges may be recorded as other expense in the Company’s consolidated statement of operations during the period in which the actual loss or change in estimate occurs.

Note 8 – Related party transactions

For serving on the Board of Directors of the Company, the Company’s current non-employee directors were paid $80,000 for the year ended December 31, 2008.

See also “Note 4 – Notes payable” for a discussion of the Tassinari Note and the Building Note.

Note 9 – Employee benefit plans

2004 Employee Stock Purchase Plan.

In June 2004, the Company’s shareholders approved the 2004 Employee Stock Purchase Plan (“Stock Purchase Plan”).  Under the Stock Purchase Plan, eligible employees, may in the aggregate, purchase up to 1,500,000 shares of common stock at semi-annual intervals through periodic payroll deductions.  Purchases are limited to a maximum value of $25,000 per calendar year based on the Internal Revenue Code Section 423 limitation.  At the discretion of the Company’s Compensation Committee, the Stock Purchase Plan may be opened for shares to be purchased on July 1 and January 1 of each year until termination of the plan on December 31, 2009.  The purchase price is 85% of the lower of (i) the fair market value of the common stock on the participant’s entry date into the offering period, or (ii) the fair market value on the semi-annual purchase date.  To date, the Compensation Committee has not opened the Stock Purchase Plan.

Retirement plan.

Company employees meeting certain eligibility requirements may participate in a simplified employee pension plan.  Employer contributions to this plan are made on a discretionary basis and were $74,000 for the year ended December 31, 2008.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 10 – Financial highlights

	Year ended December 31, 2008	Year ended December 31, 2007	From March 21, through December 31, 2006
Per share operating performance (for a share of capital stock outstanding throughout the period):
Net asset value, beginning of period	$2.47	$2.22	$2.22
(Loss) gain from investment operations --
Net investment loss	(0.37)	(0.11)	(0.33)
Net realized (loss) gain on investments	(0.07)	0.03	0.13
Net unrealized (depreciation) appreciation on investments	(1.28)	0.33	0.20

Net asset value, at end of year or period	$0.75	$2.47	$2.22

Total investment return	-69.5%	11.2%	0.0%
Market value, at end of year or period	$1.03	$1.50	$1.15

Supplemental data:
Net assets, end of period	$4,970,000	$16,625,000	$12,723,000
Ratio to average net assets --
Expenses	18.83%	17.28%	21.57%
Net investment loss	-17.98%	4.86%	20.08%
Average amount of borrowings outstanding during the period	$2,065,000	$743,000	$523,000
Weighted average number of shares outstanding during the period	6,645,774	6,020,774	5,729,107
Average amount of debt per share	$0.48	$0.14	$0.09
Portfolio turnover rate	0.00%	0.00%	0.00%

The total investment return calculation has not been annualized for March 21, through December 31, 2006.

The ratio of average net assets calculations for expenses and net investment loss have been annualized for March 21, through December 31, 2006.

For the year ended December 31, 2008, December 31, 2007, and the period from March 21 through December 31, 2006 there were no investment advisory fee waivers or operating expense subsidies that would impact the ratio of average net assets-expenses calculation.

AMERICAN VANTAGE COMPANIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11 – Subsequent events

Candidates on Demand Group, Inc. restructure.

As previously stated, on September 14, 2007, the Company acquired the national operations of COD, a recruitment and temporary placement firm.  In early 2009, the Company began restructuring the recruitment services division.

As a result of the restructuring, COD downsized its full-time recruitment staff, shut down its offices in North Palm Beach, Florida, Dallas, Texas and Lyndhurst, New Jersey, and eliminated related operating costs.  COD consolidated its remaining recruitment operations into two New York locations, the Long Island corporate office and the Brooklyn office.

The fair value adjustment of the Company’s investment in COD at December 31, 2008 takes into effect the January 2009 restructuring events.

Item 2.  Code of Ethics.

The Company’s Board of Directors has established a code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions at the Company’s subsidiaries.  The Company’s code of ethics is posted on its website at www.americanvantage.com.

Item 3.  Audit Committee Financial Expert.

The Company’s Board of Directors has determined that Jeanne Hood, the Audit Committee’s Chairperson and an independent director, is an “audit committee financial expert”.

Jeanne Hood has been a director of the Company since February 1994 and chairperson of the Company’s audit committee since March 2002.  Ms. Hood was a gaming consultant to the Company from February 1994 to April 2000.  Since January 2000, she has served on the board and audit committee of SouthwestUSA Bank.  Ms. Hood served as a director of Pioneer Citizens Bank (a Nevada statewide bank) until its merger during 2000 with Zions, a large regional bank with offices in seven states.  Since January 2000, she has served on the board of SouthwestUSA Bank.  From 1985 to 1993, Ms. Hood served as President and Chief Executive Officer of Elsinore Corporation, a publicly-traded gaming company.  From 1977 to 1993, Ms. Hood served as President and Chief Executive Officer of Four Queens, Inc., then the owner and operator of the Four Queens Hotel Casino in Las Vegas, Nevada, and a wholly-owned subsidiary of Elsinore Corporation.

Item 4.  Principal Accountant Fees and Services.

The following table sets forth the fees billed by the Company’s independent accountants for the years ended December 31, 2008 and 2007 for the categories of services indicated.

	Year ended	Year ended
Category	December 31, 2008	December 31, 2007
Audit fees (1)	$110,000	$96,000
Audit-related fees (2)	2,000	52,000
Tax fees (3)	-	95,000
All other fees (4)	-	-

(1)
Consists of fees billed for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of the Company’s interim financial statements and that are not reported under “audit fees” in this table.

(3)	Consists of professional services rendered for tax compliance, tax advice and tax planning. The nature of these tax services is tax preparation.

(4)	The Company’s independent accountants did not provide any other services during the two fiscal years.

The Company’s Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has designated its chairperson, Jeanne Hood, to pre-approve permissible non-audit services provided by the independent registered public accounting firm.  Generally, the entire Audit Committee pre-approves audit services to be performed on quarterly and annual financial statements.  The chairperson presents all pre-approved services to the full Audit Committee for their review and ratification.  The percentage of services set forth above in the categories “Audit fees,” “Audit-related fees,” “Tax fees” and “All other fees” that were approved by the Audit Committee was 100%.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Item 5.  Audit Committee of Listed Registrants.

The Audit Committee of the Company’s Board of Directors, presently consisting of three independent directors, is responsible for the appointment of the independent registered public accounting firm and reviews with the independent registered public accounting firm and management, the scope and the results of the annual audit and other matters relating to the financial affairs of the Company as they deem appropriate.

The current members of the Audit Committee are Jeanne Hood (Chairperson), Steven G. Barringer and Brian T. Seager.

Item 6.  Investments.

See “Item 1.  Report to Stockholders” for the Consolidated Schedule of Investments as of December 31, 2008.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Company’s President and Chief Executive Officer is responsible for determining proxy voting for equity securities held by the Company.  As they deem appropriate, the Company’s Board of Directors may also determine how to vote proxies related to equity securities.

Proxy voting policy.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is on the SEC’s website at http://www.sec.gov on form N-PX filed by the Company on August 11, 2008.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

The officers of the Company are principally responsible for its operations.  The Company is not engaged in the business of investing, reinvesting, owning, holding or trading in securities.  As such, the Company has no investment advisors, administrator, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager.  The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity.  The Company’s Chief Executive Officer and Chief Financial Officer are primarily responsible for the day-to-day management of any such investments.

Name	Title	Years of Service	Business Background for Past Five Years

Ronald J. Tassinari	President, Chief Executive Officer, and Chairman of the Board of Directors	30
Mr. Tassinari is an original founder of the Company, and has served as the Company’s Chief Executive Officer, President and Chairman of the Board of Directors since the Company’s inception in August 1979.  Mr. Tassinari also is the Chairman of the Board of Directors for the Company’s subsidiaries, Brownstone, LLC, Brownstone GoldTown, LLC, Brownstone GoldTown CV, LLC and Candidates on Demand Group, Inc.

Anna M. Morrison	Chief Financial Officer	6
Ms. Morrison was appointed Chief Accounting Officer of the Company in April 2003.  In 2008 she was appointed Chief Financial Officer.  Ms. Morrison also serves as the Chief Financial Officer for Brownstone, LLC, Brownstone GoldTown, LLC and Brownstone GoldTown CV, LLC, as well as Secretary and Treasurer of the Board of Directors for Candidates on Demand Group, Inc.

From August 2002 to April 2003, she provided financial and accounting services to the Company as an outside consultant.  She was president of Morrison Business Resources, Inc. and an associate with Resources Connection, Inc. and Robert Half International, Inc. from 1997 to August 2002.  Ms. Morrison served as a manager and an associate for Price Waterhouse LLP, a predecessor of PricewaterhouseCoopers LLP from 1987 to 1992 and from 1993 to 1996.  Ms. Morrison is a certified public accountant.

The following table sets forth, with respect to the year ended December 31, 2008, all compensation earned by the Company’s President and Chief Executive Officer and Chief Financial Officer:
					Long-Term
					Compensation
	Annual Compensation				Awards
					Securities
			Other Annual		Underlying
Name and Principal Position(s)	Salary	Bonus	Compensation		Options

Ronald J. Tassinari,	$363,000	$-	$56,000	(1)(2)	-
President and Chief Executive Officer

Anna M. Morrison,	$258,000	$-	$34,000	(1)(2)	-
Chief Financial Officer

(1)           Includes SAR/SEP retirement plan contributions the Company made on the namedexecutive officer’s behalf.

(2)           Includes life insurance coverage the Company made on the named executive officer’s behalf.

Mr. Tassinari’s compensation was negotiated with and approved by the Compensation Committee.  Ms. Morrison’s compensation was negotiated with Mr. Tassinari and approved by the Compensation Committee.

The salaries of each of Mr. Tassinari and Ms. Morrison are based on contractual/negotiated fixed amounts with the negotiating criteria primarily based on tenure with the Company, position and past employment experience.

As necessary or appropriate, the Compensation Committee has also utilized the services of a compensation consultant.  The Company’s employment agreements with both executive officers provide that any bonuses are at the discretion of the Compensation Committee and Board.  Certain option grants were negotiated with such employment contracts.  Additional option grants are at the discretion of the Compensation Committee and Board.  No options were granted and no bonuses were paid to Mr. Tassinari or Ms. Morrison during the year ended December 31, 2008.

As of December 31, 2008, the dollar range of securities of the Company owned by each of the President and Chief Executive Officer and Chief Financial Officer are as follows:

President and Chief Executive Officer	Over $1,000,000
Chief Financial Officer	$100,001 - $500,000

The Company's common stock currently is traded on the NASD Over-the-Counter Bulletin Board under the symbol "AVCS.PK.”  On December 31, 2008, the closing sale price per share for the Company's common stock was $1.03.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Company made no purchases of equity securities during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Company did not have any material change to the procedures by which shareholders may recommend nominees to the Board of Directors since the last provided disclosure.

Item 11.  Controls and Procedures.

Pursuant to Rule 30a-3(b) of the Act an evaluation was performed, as of December 31, 2008, under the supervision and with the participation of the Company’s management, including its President and Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as defined in Rules 30a-3(c) under the Act.  Based on such evaluation, the Company’s management concluded that the Company’s disclosure controls and procedures were effective to ensure that information the Company is required to disclose Form N-CSR are recorded, processed, summarized and reported, and that such information is accumulated and communicated to the Company’s management, including the President and Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

There has been no significant change in the Company’s internal controls over financial reporting that occurred during the fiscal year of 2008 that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

As discussed previously, on September 14, 2007, the Company acquired all of the outstanding common stock of CODGI and began operating COD as of September 15, 2007.  Per Regulation S-X, rule 6-03(c)(1), the Company excludes the accounts of COD in reporting its consolidated financial statements.  However, although COD is not consolidated for financial statement reporting purposes, as a wholly-owned subsidiary of the Company, we have evaluated and adjusted the internal controls and procedures of COD to conform with the disclosure controls and procedures of the Company.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2).1	Certification of Ronald J. Tassinari pursuant to Rule 30a-2(a) under the Investment Company Act.*

(a)(2).2	Certification of Anna M. Morrison pursuant to Rule 30a-2(a) under the Investment Company Act.*

(a)(3)	Not applicable

(b)	Certification of Ronald J. Tassinari and Anna M. Morrison pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 *

__________________________
* Filed herewith.